SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                     9/27/99


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-72647                13-3439681
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street, Fourth Floor
New York, New York                                               10013
- ------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391
                                                     --------------



==============================================================================
Item 5.  Other Events
         ------------------------------------

        On September 27, 1999 a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated September 27, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area.

        A.         Monthly Report Information:
                   See Exhibit No.1


        B.         Have any deficiencies occurred?   NO.
                                                    Date:
                                                    Amount:

        C.         Item 1: Legal Proceedings: NONE

        D.         Item 2: Changes in Securities: NONE

        E. Item 4: Submission of Matters to a Vote of of Certificatehoders: NONE
            F. Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

         Exhibit No.

1. Monthly Distribution Report datedSeptember 27, 1999

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1999-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                           9/27/99

                   Beginning
                   Certificate
Class   Cusip      Balance(1)       Principal       Interest    Losses
A-1     79548KL71   $197,801,792.22   $4,897,673.25 $1,038,727.2       $0.00
A-2     79548KL89    $54,433,000.00           $0.00 $313,398.00        $0.00
M-1     79548KL97    $19,368,000.00           $0.00 $108,945.00        $0.00
M-2     79548KM21    $14,288,000.00           $0.00  $80,370.00        $0.00
M-3     79548KM39     $8,732,000.00           $0.00  $49,117.50        $0.00
CE      N/A           $9,525,824.99           $0.00 $836,894.55        $0.00
P       N/A                 $100.00           $0.00 $128,311.03        $0.00
R-III   N/A                   $0.00           $0.00       $0.00        $0.00
Total               $304,148,717.21   $4,897,673.25 $2,555,763.3       $0.00


                   Ending           Current
                   Certificate      Pass-Through
        Class      Balance          Interest Rate
        A-1         $192,904,118.97         5.72875%
        A-2          $54,433,000.00         6.90900%
        M-1          $19,368,000.00         6.75000%
        M-2          $14,288,000.00         6.75000%
        M-3           $8,732,000.00         6.75000%
        CE            $9,525,824.99         3.43713%
        P                   $100.00 NA
        R-III                 $0.00
        Total




              AMOUNTS PER $1,000 UNIT

                                                    Ending
                                                    Certificate
Class   Principal  Interest         Total           Balance     Losses
A-1      23.193255         4.918962       28.112216  913.510186     0.000000
A-2       0.000000         5.757500        5.757500 1000.000000     0.000000
M-1       0.000000         5.625000        5.625000 1000.000000     0.000000
M-2       0.000000         5.625000        5.625000 1000.000000     0.000000
M-3       0.000000         5.625000        5.625000 1000.000000     0.000000
CE        0.000000        87.855335       87.855335 1000.000000     0.000000
P         0.000000   1283110.300000  1283110.300000 1000.000000     0.000000


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                                      126,728.80
ADMINISTRATION  FEES                                                2,154.39

Section 4.02 (iv.)
P&I ADVANCES                        Total Advances                453,097.82
*Note:  P&I Advances are made on Mortgage Loans
        Delinquent as of the Determiniation Date.

Section 4.02 (v.)
BALANCES AS OF:               Sep-99
Stated Principal Balance of Mortgage Loans                      299,000,266.27
Stated Principal Balance of REO Properties                        250,777.69

Section 4.02 (vi.)
MORTGAGE LOAN
  CHARACTERISTICS
                                                     Beginning     Ending
Number of Loans                                           4,090        4,039
Aggregate Prin Bal as of the Due Date               304,148,717  299,251,044

Weighted Average Remaining Term to Maturity                              322
Beginning Weighted Average Mortgage Rate                            10.22108%
Number of Subsequent Loans                                              0.00
Balance of Subsequent Loans                                             0.00

Section 4.02 (vii.)
DELINQUENCY INFORMATION                             Unpaid Prin  Stated Prin
                                    Number            Balance      Balance
30-59 days delinquent                            64 4,611,416.854,603,245.97
60-89 days delinquent                            18 1,015,604.121,011,230.03
90 or more days delinquent                        9  452,299.75   451,195.59
Foreclosures                                     81 5,693,785.915,678,152.75
Bankruptcies                                     21 1,458,401.341,456,364.08
*Note:  In accordance with the Master Servicer, the Delinquency
        Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION
Loans that became REO properties in the preceding calendar month:
                                    Unpaid PrincipalStated Principal
        Loan Number                     Balance       Balance
             192547                         55084.46    55196.39
             193170                         27094.50    27158.93
             204038                                         44,821.50
             215594                                         99,530.18

Section 4.02 (ix.)
REO BOOK VALUES
Total Book Value of REO Properties:                               272,146.71

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
Aggregate Amount of Principal Prepayments - Curtailments          104,072.89
                                   Payments in Full             4,513,137.35
                                                                4,617,210.24

Prepayment Charges                                                128,311.03
REO Principal Amortization                                            142.94



Section 4.02 (xi.)
REALIZED LOSSES
Realized Losses that were incurred during the related Prepayment Period
Total Realized Losses                                              34,042.54
Which Include:
Bankruptcy Losses                                                       0.00

Cumulative Realized Losses                                         34,042.54

(1) As of reporting period, the servicer has not yet determined the loss classification.


Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection
Account or Distribution Account that caused a reduction of the          0.00
Available Distribution Amount:

Section 4.02 (xiv.)
CERTIFICATE FACTOR                                  Certificate
                                                       Factor
                   Class A-1                         0.91351019
                   Class A-2                         1.00000000
                   Class M-1                         1.00000000
                   Class M-2                         1.00000000
                   Class M-3                         1.00000000
                   Class CE                          0.94247865

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS
                                    Reduction from the Allocation of:
         Interest      Interest                        Prepay    Relief Act
        Distributio  Carry Forward      Realized      Interest    Interest
          Amount        Amount           Losses      Shortfalls  Shortfalls
A-1     ##########             0.00            0.00        0.00         0.00
A-2     313,398.00             0.00            0.00        0.00         0.00
M-1     108,945.00             0.00            0.00        0.00         0.00
M-2      80,370.00             0.00            0.00        0.00         0.00
M-3      49,117.50             0.00            0.00        0.00         0.00
CE      836,894.55        NA              34,042.54        0.00       229.75
TOTAL   ##########             0.00       34,042.54        0.00       229.75

Section 4.02 (xvi.)
AGGREGATE  UNPAID ALLOCATED  REALIZED  LOSS  AMOUNT
                                                                  Aggregate
                                                                Unpaid Amounts
                                    Class M-1                          $0.00
                                    Class M-2                          $0.00
                                    Class M-3                          $0.00

Section 4.02 (xvii.)
PREPAYMENT INTEREST
  SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:             0.00

Section 4.02 (xviii.)
Relief Act Interest Shortfall                                         229.75

Section 4.02 (xix.)
Required Overcollateralized Amount                              9,525,824.99
Credit Enhancement Percentage                                       17.34792%

Section 4.02 (xx.)
Overcollateralization Increase Amount                                   0.00

Section 4.02 (xxi.)
Overcollateralization Reduction Amount                                  0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                      870,937.09

Delinquency Percentage                                               2.95662%

Stepdown Date Occurrence                                        NO
Trigger Event Occurrence                                        NO






        SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SALOMON BROTHERS MORTGAGE
                                    SECURITIES VII, INC.


                   By: /s/ Eve Kaplan
                   Name:  Eve Kaplan
                   Title: Vice President
                   U.S. Bank National Association


Dated:  9/30/99